MFS(R) TOTAL RETURN SERIES
MFS(R) WORLD GOVERNMENTS SERIES                              PROSPECTUS
                                                             May 1, 1997
-------------------------------------------------------------------------------
MFS(R) VARIABLE INSURANCE TRUST/SM/

MFS Variable Insurance Trust (the "Trust") is an open-end management investment company offering insurance company separate accounts a selection of investment vehicles for variable annuity and variable life insurance contracts (the "Contracts"). Currently the Trust offers shares of beneficial interest of 12 separate mutual fund series (individually or collectively hereinafter referred to as a "Series" or the "Series"), two of which are offered pursuant to this Prospectus:

--MFS TOTAL RETURN SERIES (THE "TOTAL RETURN SERIES"), WHICH SEEKS PRIMARILY
  TO PROVIDE ABOVE-AVERAGE INCOME (COMPARED TO A PORTFOLIO INVESTED ENTIRELY IN EQUITY SECURITIES) CONSISTENT WITH THE PRUDENT EMPLOYMENT OF CAPITAL, AND SECONDARILY TO PROVIDE A REASONABLE OPPORTUNITY FOR GROWTH OF CAPITAL AND INCOME; AND
--MFS WORLD GOVERNMENTS SERIES (THE "WORLD GOVERNMENTS SERIES"), WHICH SEEKS
  NOT ONLY PRESERVATION BUT ALSO GROWTH OF CAPITAL, TOGETHER WITH MODERATE CURRENT INCOME.

                               ----------------

BECAUSE OF THEIR INVESTMENT POLICIES PERMITTING INVESTMENT IN FOREIGN SECURI-TIES, INVESTMENTS IN EACH SERIES MAY BE SUBJECT TO A GREATER DEGREE OF RISK THAN INVESTMENTS IN OTHER INVESTMENT COMPANIES WHICH INVEST ENTIRELY IN DOMES-TIC SECURITIES.

                               ----------------

 THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
  EXCHANGE  COMMISSION  OR  ANY  STATE SECURITIES  COMMISSION  NOR  HAS  THE
   SECURITIES AND  EXCHANGE COMMISSION  OR ANY STATE  SECURITIES COMMISSION
    PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY
             REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                               ----------------

SHARES OF THE TRUST ARE AVAILABLE AND ARE BEING MARKETED AS A POOLED FUNDING VEHICLE FOR LIFE INSURANCE COMPANIES WRITING ALL TYPES OF CONTRACTS.

This Prospectus sets forth concisely the information about each Series that a prospective investor should know before applying for the Contracts offered by the separate accounts of certain insurance companies ("Participating Insurance Companies"). Investors are advised to read this Prospectus and the applicable Contract prospectus carefully and retain them for future reference. If you require more detailed information, a Statement of Additional Information dated May 1, 1997, as amended or supplemented from time to time (the "SAI"), is available upon request without charge and may be obtained by calling or by writing to the Shareholder Servicing Agent (see back cover for address and phone number). The SAI, which is incorporated by reference into this Prospectus, has been filed with the Securities and Exchange Commission (the "SEC"). The SEC maintains an Internet World Wide Web site that contains the SAI, materials that are incorporated by reference into this Prospectus and the SAI, and other information regarding the Series. This Prospectus is available on the Adviser's Internet World Wide Web site at http://www.mfs.com.

   INVESTORS SHOULD READ THIS PROSPECTUS AND RETAIN IT FOR FUTURE REFERENCE.

                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
1. Expense Summary........................................................     3
2. Investment Concept of the Trust........................................     3
3. Condensed Financial Information........................................     5
4. Investment Objectives and Policies.....................................     7
        MFS Total Return Series...........................................     7
        MFS World Governments Series......................................     8
5. Investment Techniques..................................................     9
6. Additional Risk Factors................................................    16
7. Management of the Series...............................................    20
8. Information Concerning Shares of Each Series...........................    22
        Purchases and Redemptions.........................................    22
        Net Asset Value...................................................    22
        Distributions.....................................................    23
        Tax Status........................................................    23
        Description of Shares, Voting Rights and Liabilities..............    23
        Performance Information...........................................    24
        Expenses..........................................................    24
        Shareholder Communications........................................    25
Appendix A -- Description of Bond Ratings.................................   A-1

1. EXPENSE SUMMARY

ANNUAL OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE NET ASSETS):

                                                             MFS
                                                            TOTAL   MFS WORLD
                                                            RETURN GOVERNMENTS
                                                            SERIES   SERIES
                                                            ------ -----------
    Management Fee.........................................  0.75%    0.75%
    Other Expenses (after expense limitation)(/1/)(/2/)....  0.25%    0.25%
                                                             ----     ----
    Total Operating Expenses (after expense limita-
     tion)(/1/)............................................  1.00%    1.00%

--------------------
/1/ Each Series has an expense offset arrangement which reduces the Series' cus-todian fee based upon the amount of cash maintained by the Series with its custodian and dividend disbursing agent, and may enter into other such ar-rangements and directed brokerage arrangements (which would also have the effect of reducing the Series' expenses). Any such fee reductions are not reflected under "Other Expenses."
/2/ The Adviser has agreed to bear expenses for each Series, subject to reim-bursement by each Series, such that each Series' "Other Expenses" shall not exceed 0.25% of the average daily net assets of the Series during the cur-rent fiscal year. See "Information Concerning Shares of Each Series--Ex-penses." Otherwise, "Other Expenses" and "Total Operating Expenses" for each Series would be:

                                                               "TOTAL OPERATING
                                            "OTHER EXPENSES"      EXPENSES"
                                                WITHOUT            WITHOUT
      SERIES                               EXPENSE LIMITATION EXPENSE LIMITATION
      ------                               ------------------ ------------------
      Total Return........................        1.35%              2.10%
      World Governments...................        1.28%              2.03%

  The purpose of the expense table above is to assist investors in understand-ing the various costs and expenses that a shareholder of the Series will bear directly or indirectly. The Series' annual operating expenses do not reflect expenses imposed by separate accounts of Participating Insurance Companies through which an investment in a Series is made or their related Contracts. A separate account's expenses are disclosed in the prospectus through which the Contract relating to that separate account is offered for sale.

2. INVESTMENT CONCEPT OF THE TRUST

  The Trust is an open-end, registered management investment company comprised of the following twelve series: Emerging Growth Series, Value Series, Research Series, Growth With Income Series, Total Return Series, Utilities Series, High Income Series, World Governments Series, Strategic Fixed Income Series, Bond Series, Limited Maturity Series and Money Market Series. Each Series is a seg-regated, separately managed portfolio of securities. All of the Series, except the Utilities Series, World Governments Series and Strategic Fixed Income Se-ries, are diversified. Additional series may be created from time to time. The Trust was organized as a business trust under the laws of The Commonwealth of Massachusetts by a Declaration of Trust dated February 1, 1994.

  The Trust currently offers shares of each Series to insurance company sepa-rate accounts that fund Contracts. Separate accounts may purchase or redeem shares at net asset value without any sales or redemption charge. Fees and charges imposed by a separate account, however, will affect the actual return to the holder of a Contract. A separate account may also impose certain re-strictions or limitations on the allocation of purchase payments or Contract value to one or more Series, and not all Series may be available in connection with a particular Contract. Prospective investors should consult the applica-ble Contract prospectus for information regarding fees and expenses of the Contract and separate account and any applicable restrictions or limitations. The Trust assumes no responsibility for such prospectuses.

  Shares of the Series are offered to the separate accounts of Participating Insurance Companies that are affiliated or unaffiliated ("shared funding"). Shares of the Series may serve as the underlying investments for both variable annuity and variable life insurance contracts ("mixed funding"). Due to dif-ferences in tax treatment or other considerations, the interests of various Contract owners might at some time be in conflict. The Trust currently does not foresee any such conflict. Nevertheless, the Trust's Trustees intend to monitor events in order to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken in response thereto. If such a conflict were to occur, one or more separate accounts of the Participating Insurance Companies might be required to with-draw its investments in one one or more Series. This might force a Series to sell securities at disadvantageous prices.

  Individual Contract holders are not the "shareholders" of the Trust. Rather, the Participating Insurance Companies and their separate accounts are the shareholders or investors, although such companies may pass through voting rights to their Contract holders.

  The Trust's Board of Trustees provides broad supervision over the affairs of the Trust and the Series. Massachusetts Financial Services Company, a Delaware corporation ("MFS" or the "Adviser"), is the investment adviser to each Se-ries. A majority of the Trustees of the Trust are not affiliated with the Ad-viser. The Adviser is responsible for the management of the assets of each Se-ries and the officers of the Trust are responsible for the operations. The Ad-viser manages the Series' portfolios from day to day in accordance with the investment objectives and policies of each Series. The selection of invest-ments and the way they are managed depend on the conditions and trends in the economy and the financial marketplaces.

3. CONDENSED FINANCIAL INFORMATION

  The following financial information (presented for each Series which com-menced investment operations prior to December 31, 1996) has been audited since the commencement of investment operations of such Series and should be read in conjunction with the financial statements included in the Series' An-nual Reports to Shareholders. These financial statements are incorporated by reference into the SAI in reliance upon the report of the Series' independent auditors given upon their authority as experts in accounting and auditing. The Series' current independent auditors are Deloitte & Touche LLP.

                              TOTAL RETURN SERIES

                                              YEAR ENDED        PERIOD ENDED
                                           DECEMBER 31, 1996 DECEMBER 31, 1995*
                                           ----------------- ------------------
Per share data (for a share outstanding
 throughout each period):
Net asset value--beginning of period......      $ 12.25            $10.00
                                                -------            ------
Income from investment operations#--
 Net investment income(S).................      $  0.46            $ 0.41
 Net realized and unrealized gain on
  investments and foreign currency
  transactions............................         1.30              2.32
                                                -------            ------
  Total from investment operations........      $  1.76            $ 2.73
                                                -------            ------
Less distributions declared to
 shareholders--
 From net investment income...............      $ (0.21)           $(0.25)
 From net realized gain on investments and
  foreign currency transactions...........        (0.09)            (0.23)
                                                -------            ------
  Total distributions declared to
   shareholders...........................      $ (0.30)           $(0.48)
                                                -------            ------
Net asset value--end of period............      $ 13.71            $12.25
                                                =======            ======
Total return..............................        14.37%            27.34%++
Ratios (to average net
 assets)/Supplemental data(S):
 Expenses.................................         1.00%             1.00%+
 Net investment income....................         3.59%             3.83%+
Portfolio turnover........................           76%               16%
Average commission rate###................      $0.0485                --
Net assets at end of period (000
 omitted).................................      $19,250            $2,797
--------------------
* For the period from the commencement of investment operations, January 3,
  1995 to December 31, 1995.
+ Annualized.
++ Not annualized.
# Per share data is based on average shares outstanding.
### Average commission rate is calculated for funds with fiscal years begin-
    ning on or after September 1, 1995.
(S) TheAdviser voluntarily agreed to maintain the expenses of the Series at not more than 1.00% of average daily net assets. To the extent actual expenses were over these limitations, the net investment income per share and the ra-
    tios would have been:

   Net investment income..................        $0.32             $0.22
   Ratios (to average net assets):
    Expenses..............................         2.10%             2.49%+
    Net investment income.................         2.49%             2.09%+

                            WORLD GOVERNMENTS SERIES

                            YEAR ENDED        YEAR ENDED        PERIOD ENDED
                         DECEMBER 31, 1996 DECEMBER 31, 1995 DECEMBER 31, 1994*
                         ----------------- ----------------- ------------------
Per share data (for a
 share outstanding
 throughout each
 period):
Net asset value--
 beginning of period....      $ 10.17           $ 9.82             $10.00
                              -------           ------             ------
Income from investment
 operations#--
 Net investment
  income(S).............      $  0.60           $ 0.63             $ 0.17
 Net realized and
  unrealized gain (loss)
  on investments and
  foreign currency
  transactions..........        (0.19)            0.78              (0.09)
                              -------           ------             ------
  Total from investment
   operations...........      $  0.41           $ 1.41             $ 0.08
                              -------           ------             ------
Less distributions
 declared to
 shareholders--
 From net investment
  income................      $    --           $(0.42)            $(0.17)
 In excess of net
  investment income.....           --            (0.54)             (0.09)
 Tax return of capital..           --            (0.10)                --
                              -------           ------             ------
  Total distributions
   declared to
   shareholders.........      $    --           $(1.06)            $(0.26)
                              -------           ------             ------
Net asset value--end of
 period.................      $ 10.58           $10.17             $ 9.82
                              =======           ======             ======
Total return............         4.03%           14.38%              0.79%++
Ratios (to average net
 assets)/Supplemental
 data(S):
 Expenses...............         1.00%            1.00%              1.00%+
 Net investment income..         5.84%            6.05%              4.68%+
Portfolio turnover......          361%             211%                62%
Net assets at end of
 period (000 omitted)...      $26,023           $7,424             $2,881
--------------------
* For the period from the commencement of investment operations, June 14, 1994 to December 31, 1994.
+ Annualized.
++ Not annualized.
# Per share data is based on average shares outstanding.
(S) The Adviser voluntarily agreed to maintain the expenses of the Series at not more than 1.00% of average daily net assets. To the extent actual expenses were over these limitations, the net investment income per share and the ra-
    tios would have been:

   Net investment
    income..............        $0.50            $0.53              $0.16
   Ratios (to average
    net assets):
    Expenses............         2.03%            1.99%              1.10%+
    Net investment
     income.............         4.81%            5.09%              4.58%+

4. INVESTMENT OBJECTIVES AND POLICIES

  Each Series has different investment objectives which it pursues through separate investment policies, as described below. The differences in objec-tives and policies among the Series can be expected to affect the degree of market and financial risk to which each Series is subject and the return of each Series. The investment objectives and policies of each Series may, unless otherwise specifically stated, be changed by the Trustees of the Trust without a vote of the shareholders. Any investment involves risk and there is no as-surance that the objectives of any Series will be achieved.

  In addition to the specific investment practices described below, each Se-ries may also engage in certain investment techniques as described under the caption "Investment Techniques" below and in the SAI under the caption "In-vestment Techniques." The Series' investments are subject to certain risks, as described in the above-referenced sections of this Prospectus and the SAI and as described below under the caption "Additional Risk Factors."

MFS TOTAL RETURN SERIES -- The Total Return Series' primary investment objec-tive is to provide above-average income (compared to a portfolio invested en-tirely in equity securities) consistent with the prudent employment of capi-tal, and its secondary objective is to provide a reasonable opportunity for growth of capital and income, since many securities offering a better than av-erage yield may also possess growth potential. Thus, in selecting securities for its portfolio, the Series considers each of these objectives. Under normal market conditions, at least 25% of the Total Return Series' assets will be in-vested in non-convertible fixed income securities, and at least 40% and no more than 75% of the Series' assets will be invested in equity securities. Eq-uity securities in which the Series may invest include the following: common stocks, preferred stocks and preference stocks; securities such as bonds, war-rants or rights that are convertible into stocks; and depositary receipts for those securities. These securities may be listed on securities exchanges, traded in various over-the-counter markets or have no organized markets.

  The Series' policy is to invest in a broad list of securities, including short-term obligations. The list may be diversified not only by companies and industries, but also by type of security. The Total Return Series may vary the percentage of assets invested in any one type of security in accordance with the Adviser's interpretation of economic and money market conditions, fiscal and monetary policy and underlying security values. The Series' non-convert-ible fixed income investments may consist of both "investment grade" securi-ties (rated Baa or better by Moody's or BBB or better by S&P or by Fitch) and securities that are unrated or are in the lower rating categories (rated Ba or lower by Moody's or BB or lower by S&P or by Fitch) (commonly known as "junk bonds") including up to 20% of its assets in non-convertible fixed income se-curities that are in these lower rating categories and comparable unrated se-curities (see "Additional Risk Factors" below). Generally, most of the Series' long-term non-convertible fixed income investments will consist of "investment grade" securities. See Appendix A to this Prospectus for a description of these ratings.

  The Series may also invest in United States government securities, includ-ing: (1) U.S. Treasury obligations, which differ only in their interest rates, maturities and times of issuance: U.S. Treasury bills (maturities of one year or less); U.S. Treasury notes (maturities of one to ten years); and U.S. Trea-sury bonds (generally maturities of greater than ten years), all of which are backed by the full faith and credit of the U.S. Government; and (2) obliga-tions issued or guaranteed by U.S. Government agencies, authorities or instru-mentalities, some of which are backed by the full faith and credit of the U.S. Treasury, e.g., direct pass-through certificates of the Government National Mortgage Association ("GNMA"); some of which are supported by the right of the issuer to borrow from the U.S. Government, e.g., obligations of Federal Home Loan Banks; and some of which are backed only by the credit of the issuer it-self, e.g., obligations of the Student Loan Marketing Association (collective-ly, "U.S. Government Securities"). The term "U.S. Government Securities" also includes interests in trusts or other entities representing interests in obli-gations that are backed by the full faith and credit of the U.S. Government or are issued or guaranteed by the U.S. Government, its agencies, authorities or instrumentali-ties.

  Consistent with its investment objective and policies described above, the Series may also invest up to 20% of its net assets in foreign securities (in-cluding emerging market securities and Brady Bonds) which are not traded on a U.S. exchange.

MFS WORLD GOVERNMENTS SERIES -- The World Governments Series' investment ob-jective is to seek not only preservation but also growth of capital, together with moderate current income.

  The World Governments Series seeks to achieve its investment objective through a professionally managed, internationally diversified portfolio con-sisting primarily of debt securities and to a lesser extent equity securities. The Series attempts to provide investors with an opportunity to enhance the value and increase the protection of their investment against inflation and otherwise by taking advantage of investment opportunities in the U.S. as well as in other countries where opportunities may be more rewarding. It is be-lieved that diversification of assets on an international basis decreases the degree to which events in any one country, including the U.S., can affect the entire portfolio. Although the percentage of the Series' assets invested in securities issued abroad and denominated in foreign currencies will vary de-pending on the state of the economies of the principal countries of the world, their financial markets and the relationship of their currencies to the U.S. dollar, under normal conditions the Series' portfolio is internationally di-versified. However, for temporary defensive reasons or during times of inter-national political or economic uncertainty or turmoil, most or all of the Se-ries' investments may be in the U.S.

  Under normal economic and market conditions, at least 80% of the Series' portfolio is invested in debt securities, such as bonds, debentures, mortgage securities, notes, commercial paper, obligations issued or guaranteed by a government or any of its political subdivisions, agencies or instrumentali-ties, certificates of deposit, as well as debt obligations which may have a call on common stock by means of a conversion privilege or attached warrants.

  Consistent with its investment objective and policies described above, the Series may invest up to 100% (and generally expects to invest not more than 80%) of its net assets in foreign securities (including emerging market secu-rities and Brady Bonds) which are not traded on a U.S. exchange. Although the percentage of the Series' assets invested in foreign securities will vary, at least 65% of the Series' assets will be invested in at least three different countries, one of which may be the U.S., except when the Adviser believes that investing for temporary defensive purposes is appropriate. The Adviser will determine the amount of the World Governments Series' assets to be invested in the U.S. and the amount to be invested abroad. The U.S. assets will be in-vested in high quality debt securities and the remainder of the assets will be diversified among countries where opportunities for total return are expected to be most attractive. It is currently expected that investments within for-eign countries will be primarily in government securities to minimize credit risks. The Series will not invest 25% or more of the value of its assets in the securities of any one foreign government. The portfolio will be managed actively and the asset allocations modified as the Adviser deems necessary.

  The World Governments Series will purchase non-dollar securities denominated in the currency of countries where the interest rate environment as well as the general economic climate provide an opportunity for declining interest rates and currency appreciation. If interest rates decline, such non-dollar securities will appreciate in value. If the currency also appreciates against the dollar, the total investment in such non-dollar securities would be en-hanced further. Conversely, a rise in interest rates or decline in currency exchange rates would adversely affect the Series' return. Investments in non-dollar denominated securities are evaluated primarily on the strength of a particular currency against the dollar and on the interest rate climate of that country. Currency is judged on the basis of fundamental economic criteria (e.g., relative inflation levels and trends, growth rate forecasts, balance of payments status, and economic policies) as well as technical and political data. In addition to the foregoing, interest rates are evaluated on the basis of differentials or anomalies that may exist between different coun-tries. The Series may hold foreign currency received in connection with in-vestments in foreign securities and in anticipation of purchasing foreign se-curities. (See "Additional Risk Factors" below.)

  The phrase "preservation of capital" when applied to a domestic investment company is generally understood to imply that the portfolio is invested in very low risk securities and that the major risk is loss of purchasing power through the effects of inflation or major changes in interest rates. However, while the World Governments Series invests in securities which are believed to have minimal credit risk, an error of judgment in selecting a currency or an interest rate environment could result in a loss of capital.

  It is contemplated that the World Governments Series' long-term debt invest-ments will consist primarily of securities which are believed by the Adviser to be of relatively high quality. If after the Series purchases such a securi-ty, the quality of the security deteriorates significantly, the security will be sold only if the Adviser believes it is advantageous to do so.

5. INVESTMENT TECHNIQUES

  LENDING OF PORTFOLIO SECURITIES: Each of the Series may seek to increase its income by lending portfolio securities. Such loans will usually be made to member firms (and subsidiaries thereof) of the New York Stock Exchange (the "Exchange") and to member banks of the Federal Reserve System, and would be required to be secured continuously by collateral in cash, U.S. Treasury secu-rities or an irrevocable letter of credit maintained on a current basis at an amount at least equal to the market value of the securities loaned. If the Ad-viser determines to make securities loans, it is intended that the value of the securities loaned would not exceed 10% of the value of the net assets of the Series making the loans.

  EMERGING MARKET SECURITIES: Consistent with their respective objectives, each Series may invest in securities of issuers whose principal activities are located in emerging market countries. Emerging market countries include any country determined by the Adviser to have an emerging market economy, taking into account a number of factors, including whether the country has a low- to middle-income economy according to the International Bank for Reconstruction and Development, the country's foreign currency debt rating, its political and economic stability and the development of its financial and capital markets. The Adviser determines whether an issuer's principal activities are located in an emerging market country by considering such factors as its country of or-ganization, the principal trading market for its securities and the source of its revenues and assets. The issuer's principal activities generally are deemed to be located in a particular country if: (a) the security is issued or guaranteed by the government of that country or any of its agencies, authori-ties or instrumentalities; (b) the issuer is organized under the laws of, and maintains a principal office in that country; (c) the issuer has its principal securities trading market in that country; (d) the issuer derives 50% or more of its total revenues from goods sold or services performed in that country; or (e) the issuer has 50% or more of its assets in that country.

  BRADY BONDS: Each of the Series may invest in Brady Bonds, which are securi-ties created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructurings under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the "Brady Plan"). Brady Plan debt restructurings have been implemented to date in Argentina, Brazil, Bulgaria, Costa Rica, Dominican Republic, Ecuador, Jordan, Mexico, Nigeria, Panama, the Philippines, Poland, Uruguay and Venezuela. Brady Bonds have been issued only recently, and for that reason do not have a long payment history.

Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (but primarily the U.S. dollar) and are actively traded in over-the-counter secondary markets. U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed-rate bonds or floating-rate bonds, are generally collateralized in full as to principal by U.S. Treasury zero coupon bonds hav-ing the same maturity as the bonds. Brady Bonds are often viewed as having three or four valuation components: the collateralized repayment of principal at final maturity; the collateralized interest payments; the uncollateralized interest payments; and any uncollateralized repayment of principal at maturity (these uncollateralized amounts constituting the "residual risk"). In light of the residual risk of Brady Bonds and the history of defaults of countries is-suing Brady Bonds with respect to commercial bank loans by public and private entities, investments in Brady Bonds may be viewed as speculative.

  REPURCHASE AGREEMENTS: Each of the Series may enter into repurchase agree-ments in order to earn income on available cash or as a temporary defensive measure. Under a repurchase agreement, a Series acquires securities subject to the seller's agreement to repurchase at a specified time and price. If the seller becomes subject to a proceeding under the bankruptcy laws or its assets are otherwise subject to a stay order, the Series' right to liquidate the se-curities may be restricted (during which time the value of the securities could decline). As discussed in the SAI, each Series has adopted certain pro-cedures intended to minimize risk.

  "WHEN-ISSUED" SECURITIES: The Total Return Series may purchase securities on a "when-issued" or on a "forward delivery" basis, which means that the securi-ties will be delivered to the Series at a future date usually beyond customary settlement time. The commitment to purchase a security for which payment will be made on a future date may be deemed a separate security. In general, a Se-ries does not pay for such securities until received, and does not start earn-ing interest on the securities until the contractual settlement date. While awaiting delivery of securities purchased on such bases, a Series will nor-mally invest in liquid assets.

  MORTGAGE "DOLLAR ROLL" TRANSACTIONS: Each of the Series may enter into mort-gage "dollar roll" transactions with selected banks and broker-dealers pursu-ant to which a Series sells mortgage-backed securities for delivery in the fu-ture (generally within 30 days) and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a speci-fied future date. The Series record these transactions as sale and purchase transactions, rather than as borrowing transactions. A Series will only enter into covered rolls. A "covered roll" is a specific type of dollar roll for which there is an offsetting cash position or a cash equivalent security posi-tion which matures on or before the forward settlement date of the dollar roll transaction. In the event that the party with whom the Series contracts to re-place substantially similar securities on a future date fails to deliver such securities, the Series may not be able to obtain such securities at the price specified in such contract and thus may not benefit from the price differen-tial between the current sales price and the repurchase price.

  RESTRICTED SECURITIES: Each of the Series may purchase securities that are not registered under the Securities Act of 1933 (the "1933 Act") ("restricted securities"), including those that can be offered and sold to "qualified in-stitutional buyers" under Rule 144A under the 1933 Act ("Rule 144A securi-ties"). A determination is made based upon a continuing review of the trading markets for a specific Rule 144A security, whether such security is liquid and thus not subject to the Series' limitation on investing not more than 15% of its net assets in illiquid investments. The Board of Trustees has adopted guidelines and delegated to MFS the daily function of determining and monitor-ing the liquidity of Rule 144A securities. The Board, however, retains over-sight, focusing on factors such as valuation, liquidity and availability of information. Investing in Rule 144A securities could have the effect of de-creasing the level of liquidity in a Series to the extent that qualified in-stitutional buyers become for a time uninterested in purchasing Rule 144A se-curities held in the Series' portfolio.

  CORPORATE ASSET-BACKED SECURITIES: The Total Return Series may invest in corporate asset-backed securities. These securities, issued by trusts and spe-cial purpose corporations, are backed by a pool of assets, such as credit card and automobile loan receivables, representing the obligations of a number of different parties.

  Corporate asset-backed securities present certain risks. For instance, in the case of credit card receivables, these securities may not have the benefit of any security interest in the related collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the pur-chaser would acquire an interest superior to that of the holders of the re-lated automobile receivables. In addition, because of the large number of ve-hicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. The underlying assets (e.g., loans) are also subject to prepayments which shorten the securities' weighted average life and may lower their return.

  Corporate asset-backed securities are often backed by a pool of assets rep-resenting the obligations of a number of different parties. To lessen the ef-fect of failures by obligors on underlying assets to make payments, the secu-rities may contain elements of credit support which fall into two categories:
(i) liquidity protection; and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default ensures payment through insurance policies or letters of credit ob-tained by the issuer or sponsor from third parties. A Series will not pay any additional or separate fees for credit support. The degree of credit support provided for each issue is generally based on historical information respect-ing the level of credit risk associated with the underlying assets. Delin-quency or loss in excess of that anticipated or failure of the credit support could adversely affect the return on an investment in such a security.

  ZERO COUPON BONDS, DEFERRED INTEREST BONDS AND PIK BONDS: Each of the Series may invest in zero coupon bonds. The Value Series and the Total Return Series may also invest in deferred interest bonds and PIK bonds. Zero coupon and de-ferred interest bonds are debt obligations which are issued or purchased at a significant discount from face value. The discount approximates the total amount of interest the bonds will accrue and compound over the period until maturity or the first interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance. While zero coupon bonds do not require the periodic payment of interest, deferred interest bonds provide for a period of delay before the regular payment of interest begins. PIK bonds are debt obligations which provide that the issuer thereof may, at its option, pay interest on such bonds in cash or in the form of additional debt obligations. Such investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to at-tract investors who are willing to defer receipt of such cash. Such invest-ments may experience greater volatility in market value due to changes in in-terest rates than debt obligations which make regular payments of interest. Each Series will accrue income on such investments for tax and accounting pur-poses, as required, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the Series' distribution obligations.

  COLLATERALIZED MORTGAGE OBLIGATIONS AND MULTICLASS PASS-THROUGH SECURITIES:
The World Governments Series may invest a portion of its assets in collateral-ized mortgage obligations or "CMOs," which are debt obligations collateralized by mortgage loans or mortgage pass-through securities. Typically, CMOs are collateralized by certificates issued by GNMA, the Federal National Mortgage Association ("FNMA") or the Fed-eral Home Loan Mortgage Corporation ("FHLMC"), but also may be collateralized by whole loans or private mortgage pass-through securities (such collateral collectively referred to as "Mortgage Assets"). The Series may also invest a portion of its assets in multiclass pass-through securities which are inter-ests in a trust composed of Mortgage Assets. CMOs (which include multiclass pass-through securities) may be issued by agencies, authorities or instrumen-talities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, com-mercial banks, investment banks and special purpose subsidiaries of the fore-going. Payments of principal of and interest on the Mortgage Assets, and any reinvestment income thereon, provide the funds to pay debt service on the CMOs or make scheduled distributions on the multiclass pass-through securities. In a CMO, a series of bonds or certificates are usually issued in multiple clas-ses with different maturities. Each class of CMOs, often referred to as a "tranche," is issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the Mort-gage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates, resulting in a loss of all or part of the premium if any has been paid. Certain classes of CMOs have prior-ity over others with respect to the receipt of prepayments on the mortgages. Therefore, depending on the type of CMOs in which a Series invests, the in-vestment may be subject to a greater or lesser risk of prepayments than other types of mortgage-related securities.

  The World Governments Series may also invest in parallel pay CMOs and Planned Amortization Class CMOs ("PAC Bonds"). Parallel pay CMOs are struc-tured to provide payments of principal on each payment date to more than one class. PAC Bonds generally require payments of a specified amount of principal on each payment date. PAC Bonds are always parallel pay CMOs with the required principal payment on such securities having the highest priority after inter-est has been paid to all classes. For a further description of CMOs, parallel pay CMOs and PAC Bonds and the risks related to transactions therein, see the SAI.

  STRIPPED MORTGAGE-BACKED SECURITIES: The World Governments Series may invest a portion of its assets in stripped mortgage-backed securities ("SMBS"), which are derivative multiclass mortgage securities usually structured with two classes that receive different proportions of interest and principal distribu-tions from an underlying pool of mortgage assets. For a further description of SMBS and the risks related to transactions therein, see the SAI.

  LOAN PARTICIPATIONS AND OTHER DIRECT INDEBTEDNESS: The Total Return Series may invest a portion of its assets in "loan participations" and other direct indebtedness. By purchasing a loan participation, a Series acquires some or all of the interest of a bank or other lending institution in a loan to a cor-porate borrower. Many such loans are secured, and most impose restrictive cov-enants which must be met by the borrower. These loans are made generally to finance internal growth, mergers, acquisitions, stock repurchases, leveraged buy-outs and other corporate activities. Such loans may be in default at the time of purchase. A Series may also purchase other direct indebtedness such as trade or other claims against companies, which generally represent money owed by the company to a supplier of goods and services. These claims may also be purchased at a time when the company is in default. Certain of the loan par-ticipations and other direct indebtedness acquired by a Series may involve re-volving credit facilities or other standby financing commitments which obli-gate a Series to pay additional cash on a certain date or on demand.

  The highly leveraged nature of many such loans and other direct indebtedness may make such loans especially vulnerable to adverse changes in economic or market conditions. Loan participations and other direct indebtedness may not be in the form of securities or may be subject to restrictions on transfer, and only limited opportunities may exist to resell such instruments. As a re-sult, a Series may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value. For a further discus-sion of loan participations, other direct indebtedness and the risks related to transactions therein, see the SAI.

  MORTGAGE PASS-THROUGH SECURITIES: Each of the Series may invest in mortgage pass-through securities. Mortgage pass-through securities are securities rep-resenting interests in "pools" of mortgage loans. The Utilities Series may in-vest in mortgage pass-through securities that are securities issued or guaran-teed as to principal and interest by the U.S. Government, its agencies, au-thorities or instrumentalities. Monthly payments of interest and principal by the individual borrowers on mortgages are passed through to the holders of the securities (net of fees paid to the issuer or guarantor of the securities) as the mortgages in the underlying mortgage pools are paid off. Payment of prin-cipal and interest on some mortgage pass-through securities (but not the mar-ket value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. Government (in the case of securities guaranteed by GNMA); or guaranteed by U.S. Government-sponsored corporations (such as FNMA or FHLMC, which are supported only by the discretionary authority of the U.S. Government to purchase the agency's obligations). Mortgage pass-through secu-rities may also be issued by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers). See the SAI for a fur-ther discussion of these securities.

  INDEXED SECURITIES: Each of the Series may invest in indexed securities whose value is linked to foreign currencies, interest rates, commodities, in-dices or other financial indicators. Most indexed securities are short to in-termediate term fixed income securities whose values at maturity (i.e., prin-cipal value) and/or interest rates rise or fall according to the change in one or more specified underlying instruments. Indexed securities may be positively or negatively indexed (i.e., their principal value or interest rates may in-crease or decrease if the underlying instrument appreciates), and may have re-turn characteristics similar to direct investments in the underlying instru-ment or to one or more options on the underlying instrument. Indexed securi-ties may be more volatile than the underlying instrument itself.

  SWAPS AND RELATED TRANSACTIONS: As one way of managing its exposure to dif-ferent types of investments, the World Governments Series may enter into in-terest rate swaps, currency swaps and other types of available swap agree-ments, such as caps, collars and floors. Swaps involve the exchange by a Se-ries with another party of cash payments based upon different interest rate indexes, currencies, and other prices or rates, such as the value of mortgage prepayment rates. For example, in the typical interest rate swap, a Series might exchange a sequence of cash payments based on a floating rate index for cash payments based on a fixed rate. Payments made by both parties to a swap transaction are based on a principal amount determined by the parties.

  The World Governments Series may also purchase and sell caps, floors and collars. In a typical cap or floor agreement, one party agrees to make pay-ments only under specified circumstances, usually in return for payment of a fee by the counterparty. For example, the purchase of an interest rate cap en-titles the buyer, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually-based prin-cipal amount from the counterparty selling such interest rate cap. The sale of an interest rate floor obligates the seller to make payments to the extent that a specified interest rate falls below an agreed-upon level. A collar ar-rangement combines elements of buying a cap and selling a floor.

  Swap agreements will tend to shift a Series' investment exposure from one type of investment to another. For example, if a Series agreed to exchange payments in dollars for payments in foreign currency, in each case based on a fixed rate, the swap agreement would tend to decrease a Series' exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates. Caps and floors have an effect similar to buying or writing options. Depending on how they are used, swap agreements may increase or decrease the overall volatility of a Series' investments and its share price and yield.

  Swap agreements are sophisticated hedging instruments that typically involve a small investment of cash relative to the magnitude of risks assumed. As a result, swaps can be highly volatile and may have a considerable impact on a

Series' performance. Swap agreements are subject to risks related to the counterparty's ability to perform, and may decline in value if the counterparty's creditworthiness deteriorates. A Series may also suffer losses if it is unable to terminate outstanding swap agreements or reduce its expo-sure through offsetting transactions.

  Swaps, caps, floors and collars are highly specialized activities which in-volve certain risks. See the SAI for further information on, and the risks in-volved in, these activities.

  OPTIONS ON SECURITIES: Each of the Series may write (sell) covered put and call options and purchase put and call options on securities. Each of these Series will write options on securities for the purpose of increasing its re-turn and/or to protect the value of its portfolio. In particular, where a Se-ries writes an option that expires unexercised or is closed out by the Series at a profit, it will retain the premium paid for the option which will in-crease its gross income and will offset in part the reduced value of the port-folio security underlying the option, or the increased cost of portfolio secu-rities to be acquired. In contrast, however, if the price of the underlying security moves adversely to the Series' position, the option may be exercised and the Series will be required to purchase or sell the underlying security at a disadvantageous price, which may only be partially offset by the amount of the premium. The Series may also write combinations of put and call options on the same security, known as "straddles." Such transactions can generate addi-tional premium income but also present increased risk.

  By writing a call option on a security, a Series limits its opportunity to profit from any increase in the market value of the underlying security, since the holder will usually exercise the call option when the market value of the underlying security exceeds the exercise price of the call. However, the Se-ries retains the risk of depreciation in value of securities on which it has written call options.

  Each of these Series may also purchase put or call options in anticipation of market fluctuations which may adversely affect the value of its portfolio or the prices of securities that a Series wants to purchase at a later date. In the event that the expected market fluctuations occur, the Series may be able to offset the resulting adverse effect on its portfolio, in whole or in part, through the options purchased. The premium paid for a put or call option plus any transaction costs will reduce the benefit, if any, realized by the Series upon exercise or liquidation of the option, and, unless the price of the underlying security changes sufficiently, the option may expire without value to the Series.

  OPTIONS ON STOCK INDICES: The Total Return Series may write (sell) covered call and put options and purchase call and put options on stock indices. Each of these Series may write options on stock indices for the purpose of increas-ing its gross income and to protect its portfolio against declines in the value of securities it owns or increases in the value of securities to be ac-quired. When a Series writes an option on a stock index, and the value of the index moves adversely to the holder's position, the option will not be exer-cised, and the Series will either close out the option at a profit or allow it to expire unexercised. The Series will thereby retain the amount of the premi-um, less related transaction costs, which will increase its gross income and offset part of the reduced value of portfolio securities or the increased cost of securities to be acquired. Such transactions, however, will constitute only partial hedges against adverse price fluctuations, since any such fluctuations will be offset only to the extent of the premium received by the Series for the writing of the option, less related transaction costs. In addition, if the value of an underlying index moves adversely to the Series' option position, the option may be exercised, and the Series will experience a loss which may only be partially offset by the amount of the premium received.

  The Series may also purchase put or call options on stock indices in order, respectively, to hedge its investments against a decline in value or to at-tempt to reduce the risk of missing a market or industry segment advance. The Series' possible loss in either case will be limited to the premium paid for the option, plus related transaction costs.

  "YIELD CURVE" OPTIONS: Each of the Series may enter into options on the yield "spread," or yield differential, between two securities, a transaction referred to as a "yield curve" option, for hedging and non-hedging (an effort to increase current income) purposes. In contrast to other types of options, a yield curve option is based on the difference between the yields of designated securities rather than the actual prices of the individual securities, and is settled through cash payments. Accordingly, a yield curve option is profitable to the holder if this differential widens (in the case of a call) or narrows (in the case of a put), regardless of whether the yields of the underlying se-curities increase or decrease. Yield curve options written by a Series will be covered as described in the SAI. The trading of yield curve options is subject to all the risks associated with trading other types of options, as discussed below under "Additional Risk Factors" and in the SAI. In addition, such op-tions present risks of loss even if the yield on one of the underlying securi-ties remains constant, if the spread moves in a direction or to an extent which was not anticipated.

  FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS: Each of the Series may purchase and sell futures contracts on foreign or domestic fixed income secu-rities or indices of such securities, including municipal bond indices and any other indices of foreign or domestic fixed income securities that may become available for trading ("Futures Contracts"). Each of these Series may also purchase and write options on such Futures Contracts ("Options on Futures Con-tracts"). The Total Return Series may purchase and sell Futures Contracts on stock indices, while the Total Return Series and the World Governments Series may purchase and sell Futures Contracts on foreign currencies or indices of foreign currencies. Each of these Series may also purchase and write Options on such Futures Contracts.

  Such transactions will be entered into for hedging purposes or for non-hedg-ing purposes to the extent permitted by applicable law. Each Series will incur brokerage fees when it purchases and sells Futures Contracts, and will be re-quired to maintain margin deposits. In addition, Futures Contracts entail risks. Although the Adviser believes that use of such Contracts will benefit a Series, if its investment judgment about the general direction of exchange rates or the stock market is incorrect, the Series' overall performance may be poorer than if it had not entered into any such contract and the Series may realize a loss. A Series will not enter into any Futures Contract if immedi-ately thereafter the value of securities and other obligations underlying all such Futures Contracts held by such Series would exceed 50% of the value of its total assets.

  Purchases of Options on Futures Contracts may present less risk in hedging a Series' portfolio than the purchase or sale of the underlying Futures Con-tracts since the potential loss is limited to the amount of the premium plus related transaction costs, although it may be necessary to exercise the option to realize any profit, which results in the establishment of a futures posi-tion. The writing of Options on Futures Contracts, however, does not present less risk than the trading of Futures Contracts and will constitute only a partial hedge, up to the amount of the premium received. In addition, if an option is exercised, a Series may suffer a loss on the transaction.

  Futures Contracts and Options on Futures Contracts that are entered into by a Series will be traded on U.S. and foreign exchanges.

  FORWARD CONTRACTS: Each of the Series may enter into forward foreign cur-rency exchange contracts for the purchase or sale of a fixed quantity of a foreign currency at a future date ("Forward Contracts"). Each of these Series may enter into Forward Contracts for hedging purposes and for non-hedging pur-poses (i.e., speculative purposes). By entering into transactions in Forward Contracts for hedging purposes, a Series may be required to forego the bene-fits of advantageous changes in exchange rates and, in the case of Forward Contracts entered into for non-hedging purposes, a Series may sustain losses which will reduce its gross income. Such transactions, therefore, could be considered speculative. Forward Contracts are traded over-the-counter and not on organized commodities or securities exchanges. As a result, Forward Con-tracts operate in a manner distinct from exchange-traded instruments, and their use involves certain risks beyond those associated with transactions in Futures Contracts or options traded on ex-changes. A Series may choose to, or be required to, receive delivery of the foreign currencies underlying Forward Contracts it has entered into. Under certain circumstances, such as where the Adviser believes that the applicable exchange rate is unfavorable at the time the currencies are received or the Adviser anticipates, for any other reason, that the exchange rate will im-prove, the Series may hold such currencies for an indefinite period of time. A Series may also enter into a Forward Contract on one currency to hedge against risk of loss arising from fluctuations in the value of a second currency (re-ferred to as a "cross hedge") if, in the judgment of the Adviser, a reasonable degree of correlation can be expected between movements in the values of the two currencies. Each of these Series has established procedures consistent with statements of the SEC and its staff regarding the use of Forward Con-tracts by registered investment companies, which requires use of segregated assets or "cover" in connection with the purchase and sale of such contracts.

  OPTIONS ON FOREIGN CURRENCIES: Each of the Series may purchase and write op-tions on foreign currencies ("Options on Foreign Currencies") for the purpose of protecting against declines in the dollar value of portfolio securities and against increases in the dollar cost of securities to be acquired. As in the case of other types of options, however, the writing of an Option on Foreign Currency will constitute only a partial hedge, up to the amount of the premium received, and a Series may be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an Option on Foreign Currency may constitute an effective hedge against fluc-tuations in exchange rates although, in the event of rate movements adverse to a Series' position, it may forfeit the entire amount of the premium paid for the option plus related transaction costs. A Series may also choose to, or be required to, receive delivery of the foreign currencies underlying Options on Foreign Currencies it has entered into. Under certain circumstances, such as where the Adviser believes that the applicable exchange rate is unfavorable at the time the currencies are received or the Adviser anticipates, for any other reason, that the exchange rate will improve, a Series may hold such currencies for an indefinite period of time.

6. ADDITIONAL RISK FACTORS

  OPTIONS, FUTURES CONTRACTS AND FORWARD CONTRACTS: Although certain Series will enter into transactions in options, Futures Contracts, Options on Futures Contracts, Forward Contracts and Options on Foreign Currencies for hedging purposes, such transactions nevertheless involve certain risks. For example, a lack of correlation between the instrument underlying an option or Futures Contract and the assets being hedged, or unexpected adverse price movements, could render a Series' hedging strategy unsuccessful and could result in loss-es. Certain Series also may enter into transactions in options, Futures Con-tracts, Options on Futures Contracts and Forward Contracts for other than hedging purposes, which involves greater risk. In particular, such transac-tions may result in losses for a Series which are not offset by gains on other portfolio positions, thereby reducing gross income. In addition, foreign cur-rency markets may be extremely volatile from time to time. There also can be no assurance that a liquid secondary market will exist for any contract pur-chased or sold, and a Series may be required to maintain a position until ex-ercise or expiration, which could result in losses. The SAI contains a de-scription of the nature and trading mechanics of options, Futures Contracts, Options on Futures Contracts, Forward Contracts and Options on Foreign Curren-cies, and includes a discussion of the risks related to transactions therein.

  Transactions in Forward Contracts may be entered into only in the over-the-counter market. Futures Contracts and Options on Futures Contracts may be en-tered into on U.S. exchanges regulated by the Commodity Futures Trading Com-mission and on foreign exchanges. In addition, the securities and indexes un-derlying options, Futures Contracts and Options on Futures Contracts traded by the Series will include both domestic and foreign securities.

  LOWER RATED BONDS: The Total Return Series may invest in fixed income secu-rities rated Baa by Moody's or BBB by S&P or Fitch and comparable unrated se-curities. These securities, while normally exhibiting adequate protection parameters, have speculative characteristics and changes in economic condi-tions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than in the case of higher grade securi-ties.

  The Series may also invest in securities rated Ba or lower by Moody's or BB or lower by S&P or Fitch and comparable unrated securities (commonly known as "junk bonds") to the extent described above. See Appendix A to this Prospectus for a description of these ratings. These securities are considered specula-tive and, while generally providing greater income than investments in higher rated securities, will involve greater risk of principal and income (including the possibility of default or bankruptcy of the issuers of such securities) and may involve greater volatility of price (especially during periods of eco-nomic uncertainty or change) than securities in the higher rating categories. However, since yields vary over time, no specific level of income can ever be assured. These lower rated high yielding fixed income securities generally tend to reflect economic changes and short-term corporate and industry devel-opments to a greater extent than higher rated securities which react primarily to fluctuations in the general level of interest rates (although these lower rated fixed income securities are also affected by changes in interest rates, the market's perception of their credit quality, and the outlook for economic growth). In the past, economic downturns or an increase in interest rates have, under certain circumstances, caused a higher incidence of default by the issuers of these securities and may do so in the future, especially in the case of highly leveraged issuers. During certain periods, the higher yields on a Series' lower rated high yielding fixed income securities are paid primarily because of the increased risk of loss of principal and income, arising from such factors as the heightened possibility of default or bankruptcy of the is-suers of such securities. Due to the fixed income payments of these securi-ties, a Series may continue to earn the same level of interest income while its net asset value declines due to portfolio losses, which could result in an increase in the Series' yield despite the actual loss of principal. The market for these lower rated fixed income securities may be less liquid than the mar-ket for investment grade fixed income securities, and judgment may at times play a greater role in valuing these securities than in the case of investment grade fixed income securities. Changes in the value of securities subsequent to their acquisition will not affect cash income or yield to maturity to a Se-ries but will be reflected in the net asset value of shares of the Series. See the SAI for more information on lower rated securities.

  FOREIGN SECURITIES: Each of the Series may invest in dollar-denominated and non-dollar-denominated foreign securities. Investing in securities of foreign issuers generally involves risks not ordinarily associated with investing in securities of domestic issuers. These include changes in currency rates, ex-change control regulations, governmental administration or economic or mone-tary policy (in the U.S. or abroad) or circumstances in dealings between na-tions. Costs may be incurred in connection with conversions between various currencies. Special considerations may also include more limited information about foreign issuers, higher brokerage costs, different accounting standards and thinner trading markets. Foreign securities markets may also be less liq-uid, more volatile and less subject to government supervision than in the United States. Investments in foreign countries could be affected by other factors including expropriation, confiscatory taxation and potential difficul-ties in enforcing contractual obligations and could be subject to extended settlement periods. All of the Series may hold foreign currency received in connection with investments in foreign securities when, in the judgment of the Adviser, it would be beneficial to convert such currency into U.S. dollars at a later date, based on anticipated changes in the relevant exchange rate. Such Series may also hold foreign currency in anticipation of purchasing foreign securities. See the SAI for further discussion of foreign securities and the holding of foreign currency, as well as the associated risks.

  AMERICAN DEPOSITARY RECEIPTS: Each of the Series may invest in ADRs which are certificates issued by a U.S. depositary (usually a bank) and represent a specified quantity of shares of an underlying non-U.S. stock on deposit with a custodian bank as collateral. Because ADRs trade on U.S. securities exchanges, the Adviser does not treat them as foreign securities. However, they are sub-ject to many of the risks of foreign securities such as changes in exchange rates and more limited information about foreign issuers.

  EMERGING MARKET SECURITIES: Each of the Series may invest in emerging mar-kets. In addition to the general risks of investing in foreign securities, in-vestments in emerging markets involve special risks. Securities of many is-suers in emerging markets may be less liquid and more volatile than securities of comparable domestic issuers. These securities may be considered speculative and, while generally offering higher income and the potential for capital ap-preciation, may present significantly greater risk. Emerging markets may have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when a portion of the assets of a Series is uninvested and no return is earned thereon. The inabil-ity of a Series to make intended security purchases due to settlement problems could cause a Series to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result in losses to a Series due to subsequent declines in value of the portfolio secu-rities, a decrease in the level of liquidity in a Series' portfolio, or if a Series has entered into a contract to sell the security, possible liability to the purchaser. Certain markets may require payment for securities before de-livery, and in such markets a Series bears the risk that the securities will not be delivered and that the Series' payments will not be returned. Securi-ties prices in emerging markets can be significantly more volatile than in the more developed nations of the world, reflecting the greater uncertainties of investing in less established markets and economies. In particular, countries with emerging markets may have relatively unstable governments, present the risk of nationalization of businesses, restrictions on foreign ownership, or prohibitions of repatriation of assets, and may have less protection of prop-erty rights than more developed countries. The economies of countries with emerging markets may be predominantly based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suf-fer from extreme and volatile debt burdens or inflation rates. Local securi-ties markets may trade a small number of securities and may be unable to re-spond effectively to increases in trading volume, potentially making prompt liquidation of substantial holdings difficult or impossible at times. Securi-ties of issuers located in countries with emerging markets may have limited marketability and may be subject to more abrupt or erratic movements.

  Certain emerging markets may require governmental approval for the repatria-tion of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if a deterioration occurs in an emerging mar-ket's balance of payments or for other reasons, a country could impose tempo-rary restrictions on foreign capital remittances. A Series could be adversely affected by delays in, or a refusal to grant, any required governmental ap-proval for repatriation of capital, as well as by the application to the Se-ries of any restrictions on investments.

  Investment in certain foreign emerging market debt obligations may be re-stricted or controlled to varying degrees. These restrictions or controls may at times preclude investment in certain foreign emerging market debt obliga-tions and increase the expenses of a Series.

  NON-DIVERSIFICATION: The World Governments Series is "non-diversified," as that term is defined in the Investment Company Act of 1940 ( the "1940 Act"), but intends to qualify as a "regulated investment company" ("RIC") for federal income tax purposes. This means, in general, that although more than 5% of the Series' total assets may be invested in the securities of one issuer (includ-ing a foreign government), at the close of each quarter of its taxable year the aggregate amount of such holdings may not exceed 50% of the value of its total assets, and no more than 25% of the value of its total assets may be in-vested in the securities of a single issuer. To the extent that a non-diversi-fied Series at times may hold the securities of a smaller number of issuers than if it were "diversified" (as defined in the 1940 Act), the Series will at such times be subject to greater risk with respect to its portfolio securities than a fund that invests in a broader range of securities, because changes in the financial condition or market assessment of a single issuer may cause greater fluctuations in the Series' total return and the net asset value of its shares.

                               ----------------

SHORT-TERM INVESTMENTS FOR TEMPORARY DEFENSIVE PURPOSES -- During periods of unusual market conditions when the Adviser believes that investing for tempo-rary defensive purposes is appropriate, or in order to meet anticipated re-demption requests, a large portion or all of the assets of each Series may be invested in cash (including foreign currency) or cash equivalents including, but not limited to, obligations of banks (including certificates of deposit, bankers' acceptances, time deposits and repurchase agreements), commercial pa-per, short-term notes, U.S. Government Securities and related repurchase agreements.

PORTFOLIO TRADING

  Each Series intends to manage its portfolio by buying and selling securi-ties, as well as holding securities to maturity, to help attain its investment objectives and policies.

  Each Series will engage in portfolio trading if it believes a transaction, net of costs (including custodian charges), will help in attaining its invest-ment objectives. In trading portfolio securities, a Series seeks to take ad-vantage of market developments, yield disparities and variations in the cred-itworthiness of issuers. For a description of the strategies which may be used by the Series in trading portfolio securities, see "Portfolio Transactions and Brokerage Commissions" in the SAI. The Total Return Series' portfolio will be managed actively with respect to the Series' fixed income securities and the asset allocations modified as the Adviser deems necessary. Although the Series does not intend to seek short-term profits, fixed income securities in its portfolio will be sold whenever the Adviser believes it is appropriate to do so without regard to the length of time the particular asset may have been held. With respect to its equity securities, the Total Return Series does not intend to trade in securities for short-term profits and anticipates that portfolio securities ordinarily will be held for one year or longer. However, the Series will effect trades whenever it believes that changes in its portfo-lio securities are appropriate.

  Because the World Governments Series is expected to have a portfolio turn-over rate of over 100%, transaction costs incurred by the Series and the real-ized capital gains and losses of the Series may be greater than that of a fund with a lesser portfolio turnover rate.

  The primary consideration in placing portfolio security transactions with broker-dealers for execution is to obtain, and maintain the availability of, execution at the most favorable prices and in the most effective manner possi-ble. Consistent with the foregoing primary consideration, the Rules of Fair Practice of the National Association of Securities Dealers, Inc. (the "NASD") and such other policies as the Trustees of the Trust may determine, the Ad-viser may consider sales of Contracts for which the Trust is an investment op-tion, together with sales of shares of other investment company clients of MFS Fund Distributors, Inc., the distributor of shares of the Trust and of the MFS Family of Funds, as a factor in the selection of broker-dealers to execute each Series' portfolio transactions. From time to time the Adviser may direct certain portfolio transactions to broker-dealer firms which, in turn, have agreed to pay a portion of the Series' operating expenses (e.g., fees charged by the custodian of the Series' assets). For a further discussion of portfolio trading, see the SAI.

                               ----------------

  The SAI includes a discussion of other investment policies and listing of specific investment restrictions which govern the investment policies of each Series. The specific investment restrictions listed in the SAI may be changed without shareholder approval unless indicated otherwise (see the SAI). The Se-ries' investment limitations, policies and rating standards are adhered to at the time of purchase or utilization of assets; a subsequent change in circum-stances will not be considered to result in a violation of policy.

7. MANAGEMENT OF THE SERIES

  The Trust's Board of Trustees, as part of its overall management responsi-bility, oversees various organizations responsible for each Series' day-to-day management.

INVESTMENT ADVISER -- MFS manages each Series pursuant to an Investment Advi-sory Agreement with the Trust on behalf of each Series dated April 14, 1994 (the "Advisory Agreement"). Under the Advisory Agreement, MFS provides the Se-ries with overall investment advisory services. Subject to such policies as the Trustees may determine, MFS makes investment decisions for each Series. For its services and facilities, MFS receives a management fee, computed and paid monthly, in an amount equal to the following annual rates of the average daily net assets of each Series:

                                                       PERCENTAGE OF THE AVERAGE
                                                           DAILY NET ASSETS
SERIES                                                      OF EACH SERIES
------                                                 -------------------------
Total Return Series...................................           0.75%
World Governments Series..............................           0.75%

  For the fiscal year ended December 31, 1996, MFS received the following man-agement fees from the Series under the Advisory Agreement and assumed the fol-lowing amounts of the Series' expenses (see "Expenses" below):

                                                 MANAGEMENT FEE EXPENSES ASSUMED
SERIES                                            PAID TO MFS        BY MFS
------                                           -------------- ----------------
Total Return Series.............................    $ 60,979        $ 87,721
World Governments Series........................     126,898         172,556

  MFS or its affiliates will pay a fee to Aetna Insurance Company of America and Aetna Life and Annuity Company equal, on an annualized basis, to 0.15% of the aggregate net assets of each Series attributable to Contracts offered by separate accounts of Aetna Insurance Company of America and Aetna Life and An-nuity Company or their affiliates. Such fees will not be paid by the Series, their shareholders or by the Contract holders.

  The identity and background of the portfolio managers for each Series is set forth below. Unless indicated otherwise, each portfolio manager has acted in that capacity since the commencement of investment operations of each Series.

 SERIES                                     PORTFOLIO MANAGERS
 ------                                     ------------------
 Total Return Series..... David M. Calabro, a Vice President of MFS, has been employed by the Adviser as a portfolio manager since
                          1992. Mr. Calabro is the head of this portfolio
                          management team and a manager of the common stock
                          portion of the Series' portfolio. Geoffrey L.
                          Kurinsky, a Senior Vice President of MFS, has been
                          employed by the Adviser as a portfolio manager since
                          1987. Mr. Kurinsky is the manager of the Series'
                          fixed income securities. Judith N. Lamb, a Vice
                          President of MFS, has been employed by the Adviser as
                          a portfolio manager since 1992. Ms. Lamb is the
                          manager of the Series' convertible securities. Lisa
                          B. Nurme, a Vice President of MFS, has been employed
                          by the Adviser as a portfolio manager since 1987. Ms.
                          Nurme is a manager of the common stock portion of the
                          Series' portfolio. Maura A. Shaughnessy, a Vice
                          President of MFS, has been employed by the Adviser as
                          a portfolio manager since 1991. Ms. Shaughnessy is a
                          manager of the common stock portion of the Series'
                          portfolio. Each individual became a portfolio manager
                          of the Series on July 19, 1995.

 World Governments Series Stephen C. Bryant, a Senior Vice President of the
                          Adviser, has been employed by the Adviser as a portfolio manager since 1987.

  MFS also serves as investment adviser to each of the other funds in the MFS Family of Funds (the "MFS Funds") and to MFS(R) Municipal Income Trust, MFS Multimarket Income Trust, MFS Government Markets Income Trust, MFS Intermedi-ate Income Trust, MFS Charter Income Trust, MFS Special Value Trust, MFS In-stitutional Trust, MFS Union Standard Trust, MFS/Sun Life Series Trust, and seven variable accounts, each of which is a registered investment company es-tablished by Sun Life Assurance Company of Canada (U.S.) ("Sun Life of Canada (U.S.)") in connection with the sale of various fixed/variable annuity con-tracts. MFS and its wholly owned subsidiary, MFS Institutional Advisers, Inc., provide investment advice to substantial private clients.

  MFS is America's oldest mutual fund organization. MFS and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund in the United States, Massachusetts Invest-ors Trust. Net assets under the management of the MFS organization were ap-proximately $52.8 billion on behalf of approximately 2.3 million investor ac-counts as of February 28, 1997. As of such date, the MFS organization managed approximately $28.9 billion of assets invested in equity securities and ap-proximately $19.4 billion of assets invested in fixed income securities. Ap-proximately $4.0 billion of the assets managed by MFS are invested in securi-ties of foreign issuers and non-U.S. dollar-denominated securities of U.S. is-suers. MFS is a subsidiary of Sun Life of Canada (U.S.), which in turn is a wholly owned subsidiary of Sun Life Assurance Company of Canada ("Sun Life"). The Directors of MFS are A. Keith Brodkin, Jeffrey L. Shames, Arnold D. Scott, John D. McNeil and Donald A. Stewart. Mr. Brodkin is the Chairman, Mr. Shames is the President and Mr. Scott is the Secretary and a Senior Executive Vice President of MFS. Messrs. McNeil and Stewart are the Chairman and President, respectively, of Sun Life. Sun Life, a mutual life insurance company, is one of the largest international life insurance companies and has been operating in the United States since 1895, establishing a headquarters office here in 1973. The executive officers of MFS report to the Chairman of Sun Life.

  A. Keith Brodkin, the Chairman and a Director of MFS, is the Chairman and President and a Trustee of the Trust. W. Thomas London, Stephen E. Cavan, James R. Bordewick, Jr., and James O. Yost, all of whom are officers of MFS, are officers of the Trust.

  MFS has established a strategic alliance with Foreign & Colonial Management Ltd. ("Foreign & Colonial"). Foreign & Colonial is a subsidiary of two of the world's oldest financial services institutions, the London-based Foreign & Co-lonial Investment Trust PLC, which pioneered the idea of investment management in 1868, and HYPO-BANK (Bayerische Hypotheken-und Weschsel-Bank AG), the old-est publicly listed bank in Germany, founded in 1835. As part of this alli-ance, the portfolio managers and investment analysts of MFS and Foreign & Co-lonial share their views on a variety of investment related issues, such as the economy, securities markets, portfolio securities and their issuers, in-vestment recommendations, strategies and techniques, risk analysis, trading strategies and other portfolio management matters. MFS has access to the ex-tensive international equity investment expertise of Foreign & Colonial, and Foreign & Colonial has access to the extensive U.S. equity investment expert-ise of MFS. MFS and Foreign Colonial each have investment personnel working in each other's offices in Boston and London, respectively.

  In certain instances there may be securities which are suitable for a Se-ries' portfolio as well as for portfolios of other clients of MFS or clients of Foreign & Colonial. Some simultaneous transactions are inevitable when sev-eral clients receive investment advice from MFS and Foreign & Colonial, par-ticularly when the same security is suitable for more than one client. While in some cases this arrangement could have a detrimental effect on the price or availability of the security as far as a Series is concerned, in other cases, however, it may produce increased investment opportunities for the Series.

  From time to time, the Adviser may purchase, redeem and exchange shares of any Series. The purchase by the Adviser of shares of a Series may have the ef-fect of lowering that Series' expense ratio, while the redemption by the Ad-viser of shares of a Series may have the effect of increasing that Series' ex-pense ratio.

  DISTRIBUTOR -- MFS Fund Distributors, Inc. ("MFD"), a wholly owned subsidi-ary of MFS, is the distributor of shares of each Series and also serves as distributor for certain of the other mutual funds managed by MFS.

  ADMINISTRATOR -- MFS provides the Series with certain administrative serv-ices pursuant to a Master Administrative Services Agreement dated March 1, 1997. Under this Agreement, MFS provides the Series with certain financial, legal, compliance, shareholder communications and other administrative servic-es. As a partial reimbursement for the cost of providing these services, the Series pays MFS an administrative fee up to 0.015% per annum of the Series' average daily net assets, provided that the administrative fee is not assessed on a Series' assets that exceed $3 billion.

  SHAREHOLDER SERVICING AGENT -- MFS Service Center, Inc. (the "Shareholder Servicing Agent"), a wholly owned subsidiary of MFS, performs transfer agency, certain dividend disbursing agency and other services for each Series.

8. INFORMATION CONCERNING SHARES OF EACH SERIES

PURCHASES AND REDEMPTIONS

  The separate accounts of the Participating Insurance Companies place orders to purchase and redeem shares of each Series based on, among other things, the amount of premium payments to be invested and surrender and transfer requests to be effected on that day pursuant to Contracts. Orders received by the Trust are effected on days on which the Exchange is open for trading. For orders re-ceived by the Trust before the close of regular trading on the Exchange (nor-mally 4 p.m. eastern time), such purchases and redemptions of the shares of each Series are effected at the respective net asset values per share deter-mined as of the close of regular trading on the Exchange on that same day. Participating Insurance Companies shall be the designee of the Trust for re-ceipt of purchase and redemption orders from Contract holders and receipt by such designee shall constitute receipt by the Trust; provided that the Trust receives notice of such order by 9:30 a.m. eastern time on the next following day on which the Exchange is open for trading. Payment for shares shall be by federal funds transmitted by wire and must be received by 2:00 p.m. eastern time on the next following day on which the Exchange is open for trading after the purchase order is received. Redemption proceeds shall be by federal funds transmitted by wire and shall be sent by 2:00 p.m. eastern time on the next following day on which the Exchange is open for trading after the redemption order is received. No fee is charged the shareholders when they redeem Series shares.

  The offering of shares of any Series may be suspended for a period of time and each Series reserves the right to refuse any specific purchase order. Pur-chase orders may be refused if, in the Adviser's opinion, they are of a size that would disrupt the management of a Series. The Trust may suspend the right of redemption of shares of any Series and may postpone payment for any period:
(i) during which the Exchange is closed other than customary weekend and holi-day closings or during which trading on the Exchange is restricted; (ii) when the SEC determines that a state of emergency exists which may make payment or transfer not reasonably practicable; (iii) as the SEC may by order permit for the protection of the security holders of the Trust; or (iv) at any time when the Trust may, under applicable laws, rules and regulations, suspend payment on the redemption of its shares.

  Should any conflict between Contract holders arise which would require that a substantial amount of net assets be withdrawn from any Series, orderly port-folio management could be disrupted to the potential detriment of such Con-tract.

NET ASSET VALUE

  The net asset value per share of each Series is determined each day during which the Exchange is open for trading. This determination is made once during each such day as of the close of regular trading on the Exchange by deducting the amount of the Series' liabilities from the value of the Series' assets and dividing the difference by the number of shares of the Series outstanding. Values of assets in a Series' portfolio are determined on the basis of their market or other fair value as described in the SAI. All investments, assets and liabilities are expressed in U.S. dollars based upon current currency exchange rates.

DISTRIBUTIONS

  Substantially all of each Series' net investment income for any calendar year is declared as dividends and paid to its shareholders as dividends on an annual basis. In addition, each Series may make one or more distributions dur-ing the calendar year to its shareholders from any long-term capital gains, and may also make one or more distributions to its shareholders from short-term capital gains. In determining the net investment income available for distribution, a Series may rely on projections of its anticipated net invest-ment income (which may include short-term capital gains from the sales of se-curities or other assets, and, if allowed by a Series' investment restric-tions, premiums from options written), over a longer term, rather than its ac-tual net investment income for the period.

  Shareholders of any of the Series may elect to receive dividends and capital gain distributions in either cash or additional shares.

TAX STATUS

  Each Series of the Trust is treated as a separate entity for federal income tax purposes. In order to minimize the taxes each Series would otherwise be required to pay, each Series intends to qualify each year as a "regulated in-vestment company" under Subchapter M of the Internal Revenue Code of 1986, as amended ("the Code"). Because each Series intends to distribute all of its net investment income and net capital gains to its shareholders in accordance with the timing requirements imposed by the Code, it is not expected that any of the Series will be required to pay entity level federal income or excise tax-es.

  Shares of the Series are offered only to the Participating Insurance Compa-nies' separate accounts that fund Contracts. See the applicable Contract pro-spectus for a discussion of the federal income tax treatment of (1) the sepa-rate accounts that purchase and hold Series shares and (2) the holders of the Contracts that are funded through those accounts. In addition to the diversi-fication requirements of Subchapter M of the Code, each Series also intends to diversify its assets as required by Code Section 817(h)(1), and the regula-tions thereunder. See also "Tax Status" in the SAI.

DESCRIPTION OF SHARES, VOTING RIGHTS AND LIABILITIES

  Each Series currently has one class of shares, entitled Shares of Beneficial Interest (without par value). The Trust has reserved the right to create and issue additional classes and series of shares, in which case each class of shares of a series would participate equally in the earnings, dividends and assets attributable to that class of that particular series. Shareholders are entitled to one vote for each share held, and shares of each Series are enti-tled to vote separately to approve investment advisory agreements or changes in investment restrictions with respect to that Series, but shares of all Se-ries vote together in the election of Trustees and selection of accountants. Additionally, each Series will vote separately on any other matter that af-fects solely that Series, but will otherwise vote together with all other Se-ries on all other matters. The Trust does not intend to hold annual share-holder meetings. The Declaration of Trust provides that a Trustee may be re-moved from office in certain instances. See "Description of Shares, Voting Rights and Liabilities" in the SAI.

  Each share of a Series represents an equal proportionate interest in the Se-ries with each share, subject to the liabilities of the particular Series. Shares have no pre-emptive or conversion rights. Shares are fully paid and nonas-sessable. Should a Series be liquidated, shareholders are entitled to share pro rata in the net assets available for distribution to shareholders. Shares will remain on deposit with the Shareholder Servicing Agent and certificates will not be issued.

  The Trust is an entity of the type commonly known as a "Massachusetts busi-ness trust." Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for its obliga-tions. However, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed (e.g., fidelity bonding and omission insurance) and the Trust itself was unable to meet its obligations.

   CG Variable Annuity--Separate Account II, Hartford, CT, owns 44.85% of the Total Return Series, and, therefore, controls the Series; Century Life of America--Century Variable Annuity Account, Waverly, IA, owns 45.82% of the World Governments Series' shares, and, therefore, controls the Series; and United of Omaha Life Insurance Company, Omaha, NE, owns 50.75% of the Research Series' shares and 33.02% of the World Governments Series' shares, and, there-fore, controls the Series.

PERFORMANCE INFORMATION

  Each Series' performance may be quoted in advertising in terms of yield and total return. Performance is based on historical results and is not intended to indicate future performance. Performance quoted for a Series includes the effect of deducting that Series' expenses, but may not include charges and ex-penses attributable to any particular insurance product. Excluding these charges from quotations of a Series' performance has the effect of increasing the performance quoted. Performance for a Series will vary based on, among other things, changes in market conditions, the level of interest rates and the level of the Series' expenses. For further information about the Series' performance for the fiscal year ended December 31, 1996, please see the Se-ries' Annual Reports. A copy of these Annual Reports may be obtained without charge by contacting the Shareholder Servicing Agent (see back cover for ad-dress and phone number).

  From time to time, quotations of a Series' total return and yield may be in-cluded in advertisements, sales literature or reports to shareholders or pro-spective investors. The total return of a Series refers to return assuming an investment has been held in the Series for one year and for the life of the Series (the ending date of which will be stated). The total return quotations may be expressed in terms of average annual or cumulative rates of return for all periods quoted. Average annual total return refers to the average annual compound rate of return of an investment in a Series. Cumulative total return represents the cumulative change in value of an investment in a Series. Both will assume that all dividends and capital gains distributions were reinvest-ed. The yield of a Series refers to net investment income generated by a Se-ries over a specified 30-day (or one month) period. This income is then "annualized." That is, the amount of income generated by the Series during that 30-day (or one month) period is assumed to be generated over a 12-month period and is shown as a percentage of net asset value.

EXPENSES

  The Trust pays the compensation of the Trustees who are not officers of MFS and all expenses of each Series (other than those assumed by MFS) including but not limited to: governmental fees; interest charges; taxes; membership dues in the Investment Company Institute allocable to each Series; fees and expenses of independent auditors, of legal counsel, and of any transfer agent, registrar or dividend disbursing agent of each Series; expenses of repurchas-ing and redeeming shares and servicing shareholder accounts; expenses of pre-paring, printing and mailing prospectuses, periodic reports, notices and proxy statements to shareholders and to governmental officers and commissions; bro-kerage and other expenses connected with the execution, recording and settle-ment of portfolio security transactions; insurance premiums; fees and expenses of Investors Bank & Trust Company, the Trust's Custodian, for all services to each Series, including safekeeping of funds and securities and maintaining re-quired books and accounts; expenses of calculating the net asset value of shares of each Series; and expenses of shareholder meetings. Expenses relating to the issuance, registration and qualification of shares of each Series and the preparation, printing and mail-ing of prospectuses are borne by each Series except that the Distribution Agreement with MFD requires MFD to pay for prospectuses that are to be used for sales purposes. Expenses of the Trust which are not attributable to a spe-cific Series are allocated between the Series in a manner believed by manage-ment of the Trust to be fair and equitable.

  Subject to termination or revision at the sole discretion of MFS, MFS has agreed to bear expenses of each of the Series such that the respective Series' "Other Expenses," which are defined to include all expenses of the Series ex-cept for management fees, do not exceed 0.25% of the average daily net assets of the Series (the "Maximum Percentage"): The obligation of MFS to bear these expenses for a Series terminates on the last day of the Series' fiscal year in which its "Other Expenses" are less than or equal to the Maximum Percentage. The payments made by MFS on behalf of each Series under this arrangement are subject to reimbursement by the Series to MFS, which will be accomplished by the payment of an expense reimbursement fee by the Series to MFS computed and paid monthly at a percentage of the Series' average daily net assets for its then current fiscal year, with a limitation that immediately after such pay-ment the Series' "Other Expenses" will not exceed the Maximum Percentage. This expense reimbursement by each Series to MFS terminates on the earlier of the date on which payments made by the Series equal the prior payment of such re-imbursable expenses by MFS or December 31, 2004.

SHAREHOLDER COMMUNICATIONS

  Owners of Contracts issued by Participating Insurance Companies for which shares of one or more Series are the investment vehicle will receive from the Participating Insurance Companies semi-annual financial statements and audited year-end financial statements certified by the Trust's independent certified public accountants. Each report will show the investments owned by the Trust and the valuations thereof as determined by the Trustees and will provide other information about the Trust and its operations.
  Participating Insurance Companies with inquiries regarding the Trust may call the Trust's Shareholder Servicing Agent. (See back cover for address and phone number.)

                               ----------------

  The SAI for the Trust, dated May 1, 1997, as amended or supplemented from time to time, contains more detailed information about each of the Series, in-cluding information related to: (i) the investment policies and restrictions of each Series; (ii) the Trustees, officers and investment adviser of the Trust; (iii) portfolio transactions; (iv) the shares of each Series, including rights and liabilities of shareholders; (v) the method used to calculate yield and total rate of return quotations of each Series; (vi) the determination of net asset value of shares of each Series; and (vii) certain voting rights of shareholders of each Series.

                                                                     APPENDIX A

                          DESCRIPTION OF BOND RATINGS

The ratings of Moody's, S&P and Fitch represent their opinions as to the qual-ity of various debt instruments. It should be emphasized, however, that rat-ings are not absolute standards of quality. Consequently, debt instruments with the same maturity, coupon and rating may have different yields while debt instruments of the same maturity and coupon with different ratings may have the same yield.

                        MOODY'S INVESTORS SERVICE, INC.

  AAA: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exception-ally stable margin and principal is secure. While the various protective ele-ments are likely to change, such changes as can be visualized are most un-likely to impair the fundamentally strong position of such issues.

  AA: Bonds which are rated Aa are judged to be of high quality by all stan-dards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations of protec-tive elements may be of greater amplitude or there may be other elements pres-ent which make the long-term risks appear somewhat larger than in Aaa securi-ties.

  A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving secu-rity to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

  BAA: Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest pay-ments and principal security appear adequate for the present but certain pro-tective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteris-tics and in fact have speculative characteristics as well.

  BA: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position char-acterizes bonds in this class.

  B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

  CAA: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

  CA: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcom-ings.

  C: Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

  ABSENCE OF RATING: Where no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.

  Should no rating be assigned, the reason may be one of the following:

  1.an application for rating was not received or accepted;

  2.the issue or issuer belongs to a group of securities or companies that are not rated as a matter of policy;

  3.there is a lack of essential data pertaining to the issue or issuer; or

  4.the issue was privately placed, in which case the rating is not published in Moody's publications.

  Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

                      STANDARD & POOR'S RATINGS SERVICES

  AAA: Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

  AA: Debt rated AA has a very strong capacity to pay interest and repay prin-cipal and differs from the highest rated issues only in small degree.

  A: Debt rated A has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

  BBB: Debt rated BBB is regarded as having an adequate capacity to pay inter-est and repay principal. Whereas it normally exhibits adequate protection pa-rameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higherrated categories.

  BB: Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to in-adequate capacity to meet timely interest and principal payments. The BB rat-ing category is also used for debt subordinated to senior debt that is as-signed an actual or implied BBB- rating.

  B: Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB-rating.

  CCC: Debt rated CCC has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

  CC: The rating CC is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

  C: The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

  CI: The rating CI is reserved for income bonds on which no interest is being paid.

  D: Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopar-dized.

  PLUS (+) OR MINUS (-): The ratings from AA to CCC may be modified by the ad-dition of a plus or minus sign to show relative standing within the major rat-ing categories.

  NR: Indicates that no public rating has been requested, that there is insuf-ficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

A-1 AND P-1 COMMERCIAL PAPER RATINGS

Description of S&P, Fitch and Moody's highest commercial paper ratings:

  The rating "A" is the highest commercial paper rating assigned by S&P and Fitch, and issues so rated are regarded as having the greatest capacity for timely payment. Issues in the "A" category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety. The A-1 designation indi-cates that the degree of safety regarding timely payment is either overwhelm-ing or very strong. Those A-1 issues determined to possess overwhelming safety characteristics will be denoted with a plus (+) sign designation.

  The rating P-1 is the highest commercial paper rating assigned by Moody's. Issuers rated P-1 have a superior ability for repayment. P-1 repayment capac-ity will normally be evidenced by the following characteristics: (1) leading market positions in well established industries; (2) high rates of return on funds employed; (3) conservative capitalization structure with moderate reli-ance on debt and ample asset protection; (4) broad margins in earnings cover-age of fixed financial charges and high internal cash generation; and (5) well established access to a range of financial markets and assured sources of al-ternate liquidity.

                         FITCH INVESTORS SERVICE, INC.

  AAA: Bonds considered to be investment grade and of the highest credit qual-ity. The obligor has an exceptionally strong ability to pay interest and pre-pay principal, which is unlikely to be affected by reasonably foreseeable events.

  AA: Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, al-though not quite as strong as bonds rated "AAA". Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable fu-ture developments, short-term debt of these issuers is generally rated "F-1+".

  A: Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

  BBB: Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is consid-ered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds and, therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

  BB: Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could as-sist the obligor in satisfying its debt service requirements.

  B: Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity through-out the life of the issue.

  CCC: Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

  CC: Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

  C: Bonds are in imminent default in payment of interest of principal.

  PLUS(+) MINUS(-): Plus and minus signs are used with a rating symbol to in-dicate the relative position of a credit within the rated category. Plus and minus signs, however, are not used in the "AAA" category.

  NR: indicates that Fitch does not rate the specific issue.

  CONDITIONAL: A conditional rating is premised on the successful completion of a project or the occurrence of a specific event.

  SUSPENDED: A rating is suspended when Fitch deems the amount of information available from the issuer to be inadequate for rating purposes.

  WITHDRAWN: A rating will be withdrawn when an issue matures or is called or refinanced, and, at Fitch's discretion, when an issuer fails to furnish proper and timely information.

  FITCHALERT: Ratings are placed on FitchAlert to notify investors of an oc-currence that is likely to result in a rating change and the likely direction of such change. These are designated a "Positive," indicating a potential up-grade, "Negative," for potential downgrade, or "Evolving," where ratings may be lowered. FitchAlert is relatively short-term and should be resolved within 12 months.

INVESTMENT ADVISER
Massachusetts Financial Services Company 500 Boylston Street, Boston, MA 02116
(617) 954-5000 (800) 637-8730

DISTRIBUTOR
MFS Fund Distributors, Inc. 500 Boylston Street, Boston, MA 02116 (617) 954-
5000

CUSTODIAN
Investors Bank & Trust Company 89 South Street, Boston, MA 02111

DIVIDEND DISBURSING AGENT
State Street Bank and Trust Company 225 Franklin Street, Boston, MA 02110

SHAREHOLDER SERVICING AGENT
MFS Service Center, Inc. 500 Boylston Street, Boston, MA 02116 Toll free: (800) 343-2829, ext. 3500

MAILING ADDRESS:
P.O. Box 1400, Boston, MA 02104-9985

INDEPENDENT AUDITORS
Deloitte & Touche LLP 125 Summer Street, Boston, MA 02110


                                      LOGO


                           MFS(R) TOTAL RETURN SERIES
                        MFS(R) WORLD GOVERNMENTS SERIES

                     500 Boylston Street, Boston, MA 02116

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                           MFS(R) TOTAL RETURN SERIES

                        MFS(R) WORLD GOVERNMENTS SERIES

                                      LOGO


                                   PROSPECTUS
                                  MAY 1, 1997


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